SEC File No. 333-68239

                          Filed Pursuant to Rule 497(h)

                              PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JUNE 18, 1999)

                            PILGRIM PRIME RATE TRUST

                      10,623 SHARES OF BENEFICIAL INTEREST

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     On September 15, 1999, Pilgrim Prime Rate Trust (the "Trust") sold 10,623 shares of beneficial interest of the Trust through a broker-dealer that has entered into a selected dealer agreement with Pilgrim Securities, Inc. ("PSI"), which is the underwriter for the Trust in connection with this offering. The executed sales price at which the shares were sold during that period was $9.4375

Gross Proceeds ................................................    $100,254.56
Broker-Dealer Commissions......................................    $  4,010.18
Net Proceeds to Trust..........................................    $ 96,244.38

     On September 15, 1999 the last reported sales price of the Shares on the NYSE was $9 1/2.

     Note: S.E.C. fees were not used in arriving at any of the above figures.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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          The date of this Prospectus Supplement is September 17, 1999.